UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2013

MISTER GOODY, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54517	27-5414480
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14762 Wildflower Lane Boynton Beach, Florida		33446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 561-396-0554

Not Applicable

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01

Entry into a Material Definitive Agreement

On September 11, 2013, the registrant entered into a Professional Relations and Consulting Agreement with Acorn Management Partners, L.L.C. whereby Acorn was retained to provide the registrant with financial advisory, strategic business planning, and professional relations services. Pursuant to the agreement, Acorn will receive $7,500 per month, in addition to a varying amount of the registrant’s common stock, as compensation for its services to the registrant. The foregoing description of the terms and conditions of the agreement and the transactions contemplated thereunder is not complete and is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

10.1

Acorn Management Partners, L.L.C. Agreement dated September 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2013

MISTER GOODY, INC.

By:	/s/ Joel Arberman
Joel Arberman
Chief Executive Officer